BERKELEY HEIGHTS, N.J.--(BUSINESS WIRE)-- Hayward Holdings, Inc. (the “Company”) (NYSE: HAYW) a global designer, manufacturer and marketer of a broad portfolio of pool equipment and associated automation systems, today announced the company’s board of directors has approved a new stock repurchase program authorizing the repurchase of up to $450 million of the company’s outstanding common stock over the next three years. This new program will be funded using cash on hand and cash generated from operations. “We are pleased to announce the initiation of a stock repurchase program, which reflects our strong cash flow generation capability and significant deleveraging of our balance sheet since going public earlier this year,” said Hayward’s Chief Financial Officer Eifion Jones. “While our capital allocation strategy continues to prioritize organic and inorganic investments, including the recent addition of a new distribution center and two tuck-in technology acquisitions, our capital structure provides Hayward with the flexibility to return capital to shareholders, including negotiated transactions with our sponsors.” “Our business is performing well and we remain confident in our ability to continue executing our growth initiatives in the years ahead,” said Hayward’s Chief Executive Officer Kevin Holleran. “We are supportive of increased float and liquidity in our shares over time, and also believe our stock represents an attractive use of cash as part of our balanced approach to capital allocation.” Under the repurchase program, Hayward Holdings may purchase shares of common stock on a discretionary basis from time to time and is primarily expected to be conducted through privately negotiated transactions with Hayward Holding’s equity sponsors, as well as through open market repurchases or other means, including through Rule 10b-18 trading plans or through the use of other techniques such as accelerated share repurchases. The actual timing, number and nature of shares repurchased will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The repurchase program does not obligate the company to acquire any number of shares in any specific period or at all and may be amended, suspended or discontinued at any time at the company’s discretion. About Hayward Holdings, Inc. Hayward Holdings, Inc. is a global designer, manufacturer and marketer of a broad portfolio of pool equipment and associated automation systems. Headquartered in Berkeley Heights, NJ, Hayward designs, manufactures, and markets a full line of innovative, energy-efficient pool and spa equipment, with brands including AquaVac®, AquaRite®, ColorLogic®, Navigator®, OmniLogic®, OmniHub®, TriStar®, Super Pump®, TurboCell®, pHin®, CAT Controllers®, HCP™ Pumps and Saline C® Series. Cautionary Note Regarding Forward Looking Statements This release contains forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by, and information currently available to management. These statements include, but are not limited to, statements about the Company’s repurchase program, including the timing and manner of repurchase. When used in this release, words such as “may,” “will,” “should,” “could,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “seek” and similar expressions as they relate to us are intended to identify forward-looking statements. These statements reflect management’s current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. Important factors that could affect Hayward’s future results and could cause those results or other outcomes to differ materially from those indicated in the forward-looking statements include the following: having sufficient liquidity to execute on our capital allocation strategy, our ability to execute on our growth strategies and Hayward Holdings Announces Authorization of a $450 Million Stock Repurchase Program as Component of a Broader Capital Allocation Strategy

expansion opportunities; market volatility, the impact of materials and other commodities costs on our operations as well as the other risks and uncertainties set forth under “Risk Factors” in the prospectus for Hayward’s initial public offering and in Hayward’s subsequent SEC filings. Contacts Investor Relations: Hayward Investor Relations 908-288-9706 investor.relations@hayward.com Media Relations: Stephanie Knight 248-688-7178 sknight@soleburytrout.com Source: Hayward Holdings, Inc.